UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 6, 2017

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The disclosure set forth below under Item 1.02 of this Current Report on Form 8-K is incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on July 13, 2016, Cree, Inc. (the “Company”) and Cree Sweden AB, a wholly-owned subsidiary of the Company, entered into an Asset Purchase Agreement (the “APA”) with Infineon Technologies AG (“Infineon”), pursuant to which the Company agreed to sell certain assets to Infineon, and Infineon agreed to assume certain liabilities, comprising the Company’s Wolfspeed Power and RF division, including the silicon carbide substrate business for power, RF and gemstone applications (the “Transaction”). On March 6, 2017, the Company and Infineon entered into a Termination Agreement (the “Termination Agreement”), pursuant to which the APA, including all schedules and exhibits thereto, and all ancillary agreements contemplated thereby or entered pursuant thereto, including that certain Non-Disclosure Agreement between the parties dated August 20, 2015 (the “Confidentiality Agreement”) (collectively, the “Transaction Documents”), were terminated effective immediately as of March 6, 2017. Under the Termination Agreement, Infineon agreed to pay the Company the CFIUS Reverse Termination Fee (as defined in the APA) of $12,500,000 in cash on or before March 13, 2017. The parties also agreed to release each other from any and all actions, causes of action, suits, debts, accounts, bonds, bills, covenants, contracts, controversies, obligations, claims, counterclaims, setoffs, debts, demands, damages, costs, expenses, compensation and liabilities of every kind and any nature whatsoever, in each case whether absolute or contingent, liquidated or unliquidated, known or unknown, and whether arising at law or in equity, that the applicable party had, has or may have based upon, arising from, in connection with or relating to the APA, any Transaction Document or the Transaction, or the transactions contemplated therein or thereby, subject to certain exclusions set forth in the Termination Agreement. The Termination Agreement also includes customary confidentiality and other provisions in place of those included in the APA and the Confidentiality Agreement.

The foregoing descriptions of the APA and the Termination Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the APA, which was filed as an exhibit to the Company’s Current Report on Form 8-K, as amended on July 18, 2017, and the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description of Exhibit

10.1	Termination Agreement, dated as of March 6, 2017, by and between Cree, Inc. and Infineon Technologies AG

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Michael E. McDevitt
Michael E. McDevitt
Executive Vice President and Chief Financial Officer

Date: March 7, 2017

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Termination Agreement, dated as of March 6, 2017, by and between Cree, Inc. and Infineon Technologies AG